Note 5 - Marketable Securities	12 Months Ended
Dec. 31, 2010
Investments Debt and Equity Securities [Abstract]
Note 5 - Marketable Securities [Text Block]

5. Marketable Securities

	As of December 31,
	2010	2009
Marketable securities classification:
Available-for-sale	3,162	2,551
Trading	15,395	-
Held-to-maturity	154	180

	18,711	2,731

Less: Current portion of marketable securities	(15,612)	(72)

Long-term portion of marketable securities	3,099	2,659

Available-for-sale securities are presented as "Non-current assets", as they are not expected to be sold or liquidated within the next twelve months. As of December 31, 2010, Petrobras had a balance of US$2,939 linked to B Series National Treasury Notes, which are accounted for as available-for-sale securities in accordance with Codification Topic 320.

On October 23, 2008, the B Series National Treasury Notes, included in available for sale, were used as a guarantee after the confirmation of the agreements into with Petros, Petrobras' pension plan (see Note 15 (a)). The nominal value of the NTN-Bs is restated based on variations in the Amplified Consumer Price Index (IPCA). The maturities of these notes are 2024 and 2035 and they bear interest coupons of 6% p.a., which is paid semi-annually. At December 31, 2010, the balances of the National Treasury Notes - Series B (NTN-B) are measured in accordance to their market value, based on the average prices disclosed by the National Association of Open Market Institutions (ANDIMA).

During the third quarter of 2010, Petrobras invested a portion of the resources raised from the Global Offering (see Note 9(a)) primarily in Brazilian Treasury Securities with original maturity of more than three months. These securities were classified as trading, in accordance with Codification Topic 320, due to the purpose of selling them in the near term.